Convertible Debentures	12 Months Ended
Mar. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Convertible Debentures	Convertible Debentures

Accounting Policy

Convertible debentures are financial instruments which are accounted for separately dependent on the nature of their components: a financial liability and an equity instrument. The identification of such components embedded within a convertible debenture requires significant judgment given that it is based on the interpretation of the substance of the contractual arrangement. Where the conversion option has a fixed conversion rate, the financial liability, which represents the obligation to pay coupon interest on the convertible debentures in the future, is initially measured at its fair value and subsequently measured at amortized cost. The residual amount is accounted for as an equity instrument at issuance. Where the conversion option has a variable conversion rate, the conversion option is recognized as a derivative liability measured at fair value through profit and loss. The residual amount is recognized as a financial liability and subsequently measured at amortized cost. The determination of the fair value is also an area of significant judgment given that it is subject to various inputs, assumptions and estimates including: contractual future cash flows, discount rates, credit spreads and volatility.

Transaction costs are apportioned to the debt liability and equity components in proportion to the allocation of proceeds.

$
Balance, June 30, 2022	226,504
Interest paid	(13,305)
Accretion	16,123
Accrued interest	8,956
Debt repurchased	(128,706)
Realized loss on debt repurchased	10,874
Realized loss on foreign exchange	12,125
Balance, March 31, 2023	132,571
Interest paid	(3,043)
Accretion	5,363
Accrued interest	2,199
Amortized cost of debt repurchased	(145,770)
Realized loss on debt repurchased	9,244
Unrealized gain on foreign exchange	(564)
Balance, March 31, 2024	—
On January 24, 2019, the Company issued $460.6 million (U.S.$345.0 million) in aggregate principal amount of Convertible Senior Notes due 2024 (“Senior Notes”) issued at par value. Holders may convert all or any portion of the Senior Notes at any time. The Senior Notes are unsecured, mature on February 28, 2024 and bear cash interest semi-annually at a rate of 5.5% per annum. The initial conversion rate for the Senior Notes is 11.53 Common Shares per U.S.$1,000 principal amount of Senior Notes, equivalent to an initial conversion price of approximately U.S.$86.72 per Common Share.

During the year ended March 31, 2024 the Company repurchased a total of $148.3 million (U.S.$109.9 million) (nine months ended March 31, 2023 – $135.0 million (U.S.$99.0 million)) in principal amount of the convertible debentures at a total cost, including accrued interest, of $147.6 million (U.S.$109.3 million) (nine months ended March 31, 2023 – $130.4 million (U.S.$95.7 million)) and recognized a loss of $9.2 million (nine months ended March 31, 2023 – $10.9 million) within other gains (losses) (Note 21) in the consolidated statements of loss and comprehensive loss.

During the year ended March 31, 2024, the convertible debentures were fully repurchased at a 1.36% average discount to par value, for aggregate cash consideration of approximately $91.6 million (U.S.$109.3 million) and the issuance of 7,259,329 Common Shares (March 31, 2023 – 4.68% average discount to par value, cash consideration of $128.7 million (U.S.$95.7 million).

As of March 31, 2024, nil (March 31, 2023 – $148.5 million (U.S.$109.9 million) principal amount of the Senior Notes are outstanding.